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                   MFS(R) INTERNATIONAL GROWTH AND INCOME FUND

                      Supplement to the Current Prospectus

The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

Frederick J. Simmons, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1971. Mr. Simmons has been the fund's portfolio manager since 1997. Steven R. Gorham, a Vice President of MFS, has been employed by MFS in the investment management area since 1989. Mr. Gorham became a portfolio manager of the fund effective July 1, 2000.

                  The date of this Supplement is July 3, 2000.